UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 18, 2012

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THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	000-24347 (Commission File Number)	65-0694077 (IRS Employer Identification No.)
2000 Ultimate Way, Weston, Florida___ (Address of principal executive offices)		33326 (Zip Code)

                       (954) 331-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

i

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2012 annual meeting of stockholders, held on May 18, 2012 (the “2012 Annual Meeting”), the stockholders of The Ultimate Software Group, Inc. (the “Company” or “Ultimate”) approved the Company’s Amended and Restated 2005 Equity and Incentive Plan (the “Plan”), as proposed to be amended.  The sole purposes of the proposal to amend the Plan were to increase the number of shares of the Company’s $0.01 par value common stock (the “Common Stock”) authorized for issuance pursuant to the Plan by 1,500,000 shares and to extend the term of the Plan to March 29, 2022.  A description of the proposal to increase the number of shares under the Plan is contained in the Company’s 2012 annual proxy statement that was filed with the Securities and Exchange Commission on April 5, 2012.  A complete copy of the Plan, as approved by the Company’s stockholders, is filed as an exhibit to this Report on Form 8-K.

The Plan authorizes the grant of options to directors, officers and employees of the Company to purchase shares of the Company’s Common Stock. The Plan also authorizes the grant to such persons of restricted and non-restricted shares of Common Stock, stock appreciation rights, stock units and cash performance awards (collectively, and together with stock options, the “Awards”).

The aggregate number of shares of Common Stock previously authorized for issuance under all Awards granted under the Company’s Nonqualified Stock Option Plan, as amended and restated as of December 20, 2002, and the Plan (collectively, the “Plans”) was 12,500,000 shares. Pursuant to the approval of Ultimate’s stockholders of the Company’s proposal as described above at the 2012 Annual Meeting, the aggregate number of shares of Common Stock authorized for issuance under the Plans is 14,000,000 shares.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Ultimate held the 2012 Annual Meeting on May 18, 2012.  The principal business of the meeting was (i) to elect three directors to serve until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) to ratify the appointment of KPMG LLP as Ultimate’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (iii) to approve by non-binding advisory vote the compensation paid to Ultimate’s named executive officers; (iv) to approve the Amended and Restated 2005 Equity and Incentive Plan, as proposed to be amended; and (v) to consider a stockholder proposal regarding majority voting in director elections.  The final voting results for each of the proposals submitted to a vote are below.

(i) The names of the nominees for directors whose term expired at the 2012 Annual Meeting and who were elected at the 2012 Annual Meeting to serve as directors until the 2015 Annual Meeting of Stockholders are as follows:

Nominee	For	Withheld Vote	Broker Non Votes
Marc D. Scherr	16,171,366	7,947,155	2,336,963
James A. FitzPatrick, Jr.	16,653,378	7,465,143	2,336,963
Rick A. Wilber	22,158,042	1,960,479	2,336,963

 (ii) The results of the vote to ratify the appointment of KPMG LLP as Ultimate’s independent registered public accounting firm for the fiscal year ending December 31, 2012 are as follows:

For	Against	Abstain	Broker Non Votes
26,288,559	157,039	9,866	—

(iii) The results of the non-binding advisory vote to approve the compensation paid to Ultimate’s named executive officers are as follows:

For	Against	Abstain	Broker Non Votes
16,070,095	7,968,275	80,151	2,336,963

(iv) The results of the vote to approve the Amended and Restated 2005 Equity and Incentive Plan, as proposed to be amended are as follows:

For	Against	Abstain	Broker Non Votes
21,630,500	2,467,929	20,092	2,336,963

(v) The results of the vote to approve a stockholder proposal regarding majority voting in director elections are as follows:

For	Against	Abstain	Broker Non Votes
15,433,263	8,638,142	47,116	2,336,963

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number                                           Description of Exhibit

10.1	Amended and Restated 2005 Equity and Incentive Plan *

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*   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.

By: /s/ Mitchell K. Dauerman
Mitchell K. Dauerman
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated: May 21, 2012